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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported) May 28, 2002


                         FIRSTFED AMERICA BANCORP, INC.
                         ------------------------------
             (Exact name of registrant as specified in its charter)

      Delaware                      1-12305                 04-3331237
      --------                      --------                ----------
(State or other jurisdiction of     (Commission             (IRS Employer
 incorporation or organization)     File Number)            Identification No.)

                 ONE FIRSTFED PARK, Swansea, Massachusetts 02777
                 -----------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (508) 679-8181
                                 ---------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)







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ITEMS 1, 2, 3, 4, 6, 8 AND 9.      NOT APPLICABLE.

ITEM 5.     OTHER EVENTS.
            ------------

      On May 28, 2002, FIRSTFED AMERICA BANCORP, INC. issued a press release announcing the redemption of the People's Bancshares Capital Trust Trust Preferred Securities on June 30, 2002 FIRSTFED acquired in connection with its acquisition of People's Bancshares, Inc. The press release announcing the redemption is attached hereto as Exhibit 99.1 and incorporated by reference herein.

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS
            ---------------------------------

      (a)   Financial statements of businesses acquired.

            Not applicable

      (b)   Pro forma financial information.

            Not applicable

      (c)   Exhibits

            Exhibit 99.1   Company Press Release, dated May 28, 2002.






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      Exhibit No.             Description
      -----------             -----------

         99.1         Company Press Release, dated May 28, 2002






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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    FIRSTFED AMERICA BANCORP, INC.


Dated: May 28, 2002                 By: /s/ Edward A. Hjerpe, III
                                        ------------------------------------
                                        Edward A. Hjerpe, III
                                        Executive Vice President and
                                        Chief Financial Officer











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